Exhibit 21.1
List of Subsidiaries of Cowen, Inc.
(as of December 31, 2022)

Name of Subsidiary	Jurisdiction
8995 Collins LLC	Delaware
ACN Co-Investment LLC	Delaware
Algorithmic Trading Management, LLC	Delaware
ATM Execution LLC	New York
BNS Co-Investment LLC	Delaware
CA Co-Investment LLC	Delaware
CA2 Co-Investment LLC	Delaware
CB Co-Investment LLC	Delaware
CDIG DP Investment LLC	Delaware
CDIG RD Investment LLC	Delaware
CDIG DL Investment LLC	Delaware
CDIG Management Co. LLC	Delaware
CDIG NF Investment LLC	Delaware
CDIG PC Investment LLC	Delaware
CH Co-Investment LLC, Delaware	Delaware
CHI Advisors LLC	Delaware
CHI EF II LP	Delaware
CHI EF III LP	Delaware
CHI EF IV LP	Delaware
CHI IV Public Investments LP,	Delaware
Cowen AC Corp.	Delaware
Cowen AC II Corp.	Delaware
Cowen AC III Corp.	Delaware
Cowen Alternative Investments, LLC	Delaware
Cowen and Company (Asia) Limited	Hong Kong
Cowen and Company, LLC	Delaware
Cowen Asia Limited	Hong Kong
Cowen Auto LLC	Delaware
Cowen Capital Partners II, LLC	Delaware
Cowen CV Acquisition LLC	Delaware
Cowen C3 Co-Investment LLC	Delaware
Cowen DAVE LLC	Delaware
Cowen Digital Asset Investment Company LLC	Delaware
Cowen Digital Holdings LLC	Delaware
Cowen Digital LLC	Delaware
Cowen Europe AG	Switzerland
Cowen Execution Holdco LLC	Delaware
Cowen Execution Services Limited	England
Cowen Finance Company LLC	Delaware
Cowen Finance Holdings LLC	Delaware
Cowen Financial Products LLC	Delaware
Cowen Financial Technology LLC	Delaware
Cowen Germany AG	Germany
Cowen Healthcare Investments II GP LLC	Delaware
Cowen Healthcare Investments II LP	Delaware

Exhibit 21.1
List of Subsidiaries of Cowen, Inc.
(as of December 31, 2022)
(continued)

Name of Subsidiary	Jurisdiction
Cowen Healthcare Investments III GP LLC	Delaware
Cowen Healthcare Investments III LP	Delaware
Cowen Healthcare Investments IV GP LLC	Delaware
Cowen Healthcare Investments IV LP,	Delaware
Cowen Holdings, Inc.	Delaware
Cowen International Limited	England and Wales
Cowen Investment Advisors LLC (dba Ramius Advisors, LLC)	Delaware
Cowen Investments II LLC	Delaware
Cowen Investment Management LLC	Delaware
Cowen Investments LLC	Delaware
Cowen Israel Ltd.	Israel
Cowen Lagunita Investment LLC	Delaware
Cowen Latitude Capital Group, LLC	Delaware
Cowen Malta Holdings Limited	Malta
Cowen OJ Investment LLC	Delaware
Cowen Overseas Investment LP	Cayman Islands
Cowen PB Holdings LLC	Delaware
Cowen PC Acquisition LLC	Delaware
Cowen Prime Advisors LLC	Delaware
Cowen Reinsurance S.A. (f/k/a Hollenfels Re SA)	Luxembourg
Cowen Services Company, LLC	Delaware
Cowen Special Investments LLC	Delaware
Cowen Structured Holdings Inc.	Delaware
Cowen Structured Holdings LLC	Delaware
Cowen Sustainable Advisors LLC	Delaware
Cowen Sustainable Investments Offshore I LP	Cayman Islands
Cowen Switzerland AG	Switzerland
Cowen Trading Strategies LLC	Delaware
CSI Crown Co-Investment LP	Delaware
CSI I Bubbles Holdco LP	Delaware
CSI I Crown Holdco LP,	Delaware
CSI GP I LLC	Delaware
CSI I Coral Blue Co-Investment I LP	Delaware
CSI I Golden Holdco LP	Delaware
CSI I Intermediate (Cayman) LP	Cayman Islands
CSI I Master Fund B LP	Cayman Islands
CSI Intermediate (US) LP	Delaware
CSI Master Fund C LP	Cayman Islands
CSI Master Fund LP	Cayman Islands
CSI Prodigy Co-Investment LP	Delaware
CSI I Prodigy Holdco LP	Delaware
CSI PRTA Co-Investment LP	Delaware
DCL Co-Investment LLC	Delaware
ES Partners Holdco LP	Delaware

Exhibit 21.1
List of Subsidiaries of Cowen, Inc.
(as of December 31, 2022)

(continued)

Name of Subsidiary	Jurisdiction
ES Management Holder LLC	Delaware
FA Co-Investment LLC	Delaware
FL Co-Investment LLC	Delaware
FS Co-Investment LLC	Delaware
HCAP Co-Investment LLC	Delaware
Healthcare Royalty Management, LLC	Delaware
Healthcare Royalty Partners IV, L.P.	Delaware
ION Co-Investment LLC	Delaware
Kelvin Re Limited	Guernsey
Kyber Aesthetic Data LLC	Delaware
Kyber Data Science LLC	Delaware
Kyber Data Sub LLC	Delaware
Kyber Health Data LLC	Delaware
Kyber Survey Data LLC	Delaware
MC 2021 Co-Investment LLC (f/k/a Cowen MC Co-Investment LLC)	Delaware
MC 2022 Co-Investment LLC	Delaware
Medallion Finance Group LLC	Delaware
Medallion Finance Holdings LLC LLC (n/k/a TriARtisan SOF GP LLC)	Delaware
Morish Insurance Company	New York
NCCII Co-Invest LLC	Delaware
NF Co-Investment LLC	Delaware
October LLC	Delaware
PA 2 Co-Investment LLC	Delaware
PA Co-Investment LLC	Delaware
Ramius Enterprise Investments Gibraltar Ltd	Gibraltar
Ramius Enterprise Luxembourg Holdco II SARL	Luxembourg
Ramius Enterprise Luxembourg Holdco SARL	Luxembourg
Ramius Enterprise LP	Delaware
Ramius Enterprise Master Fund Ltd	Cayman Islands
Ramius Merger Fund LLC	Delaware
Ramius Optimum Investments LLC	Delaware
Ramius UK Limited	England
Ramius V&O Holdings LLC	Delaware
RCG Insurance Company	New York
RCG IO Renergys S.a.r.l	Luxembourg
RCG Linkem II LLC	Delaware
RCG Linkem LLC	Delaware
RCG LV Pearl LLC	Delaware
RCG MFI Peachers Mills, LLC	Delaware
RCG RE Manager LLC	Delaware
RCL Linkem LLC	Delaware
RCL Linkem II LLC	Delaware
RD Co-Investment LLC	Delaware

Exhibit 21.1

List of Subsidiaries of Cowen, Inc.
(as of December 31, 2022)
(continued)

Name of Subsidiary	Jurisdiction
RHR Co-Investment LLC	Delaware
RLS Co-Investment LLC	Delaware
Silver Strike Capital Inc.	British Columbia
Surfside Lender LLC	Delaware
Tramz Loan Partners, LLC	Delaware
TriArtisan Capital Advisors LLC	Delaware
TriArtisan Dionysus MM LLC	Delaware
TriArtisan Dionysus Partners LLC	Delaware
TriArtisan ES Partners LLC	Delaware
TriArtisan ES Partners II LP	Delaware
TriArtisan Orlando Partners LLC	Delaware
TriArtisan PFC Partners LLC	Delaware
TriArtisan SBE MM LLC (f/k/a TriArtisan Mint MM LLC	Delaware
TriArtisan SBE Partners LLC (f/k/a Triartisan Mint Partners LLC	Delaware
TriArtisan SOF GP LLC	Delaware
TriArtisan Special Opportunities Fund I LP	Delaware
TriArtisan TGIF Partners LLC	Delaware
VBS Financial LLC	Delaware
VBS Financial 5 LLC	Delaware
VSN Co-Investment LLC	Delaware
Westminster Research Associates LLC	Delaware
The foregoing does not constitute a complete list of all subsidiaries of the registrant. The subsidiaries that have been omitted do not, if considered in the aggregate as a single subsidiary, constitute a “Significant Subsidiary” as defined by the SEC.
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